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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): April 6, 2004


               CWALT, INC., (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2004, providing for the issuance of the CWALT, INC., Alternative Loan Trust 2004-8CB, Mortgage Pass-Through Certificates, Series 2004-8CB).


                                  CWALT, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                   333-110343                   95-4449516
----------------------------      ------------             -------------------
(State of Other Jurisdiction      (Commission              (I.R.S. Employer
      of Incorporation)           File Number)             Identification No.)



                    4500 Park Granada
                  Calabasas, California                            91302
           -----------------------------------              ------------------
                  (Address of Principal                         (Zip Code)
                    Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------

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Item 5.   Other Events.
----      ------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2004-8CB, attached as Exhibit 99.1 is a Collateral Term Sheet prepared by Greenwich Capital Markets, Inc., that is required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.

     The offered certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-11043) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheet by reference in the Registration Statement.

     The Collateral Term Sheet was prepared solely by Greenwich Capital Markets, Inc., and the Registrant did not prepare of participate in the preparation of the marketing materials. Any information contained in the Collateral Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by information contained in the Prospectus.


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Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------

(a)  Financial statements of businesses acquired;

     None

(b)  Pro forma financial information:

     None

(c)  Exhibits:

     99.1 GREENWICH CAPITAL MARKETS, INC. Collateral Term Sheet filed on Form SE dated April 6, 2004


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Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CWALT, INC.




                                                  By: /s/ Darren Bigby
                                                      --------------------
                                                  Darren Bigby
                                                  Vice President



Dated:  April 6, 2004


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                                 Exhibit Index
                                 -------------


Exhibit                                                                   Page
-------                                                                   ----

99.1    GREENWICH CAPITAL MARKETS, INC. Collateral Term Sheet filed on
        Form SE dated April 6, 2004.                                         7


                                      5


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                                 EXHIBIT 99.1
                                 ------------

 GREENWICH CAPITAL MARKETS, INC. Collateral Term Sheet filed on Form SE dated
                                 April 6, 2004


                                      6